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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): DECEMBER 7, 2004

                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)

           NEVADA                                                52-2268239
-------------------------------                              -------------------
(State or other jurisdiction of                                (IRS Employer
        incorporation)                                       Identification No.)

                                    000-33389
                                    ---------
                            (Commission File Number)

                    2280 TRAILMATE DRIVE, SARASOTA, FL 34243
                    ----------------------------------------
                    (Address of principal executive offices)

                            PAN AMERICAN ENERGY CORP.
             6644 NORTH OCEAN BOULEVARD, OCEAN RIDGE, FLORIDA, 33435
             -------------------------------------------------------
             (Former Name and Address if changed since last report)

        Registrant's telephone number, including area code: 941-753-2875



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02 AMENDMENT OF NOTE AGREEMENT WITH PAUL MARSHALL.

Effective November 23, 2004, Morgan Beaumont, Inc., a Nevada corporation (the "Registrant") and Paul Marshall entered into certain agreements which modify the $3,000,000 promissory note from Marshall to Registrant.

(a) Modified Promissory Note. The term for payment under the promissory note was extended to provide monthly payments of $300,000 at the end of each month, with the entire outstanding balance due or on before March 31, 2005. The Form of amended note is attached hereto as Exhibit 1.1.1.

(b) Partial Rescission and Modification Agreement. A group of shareholders of the former Pan American Energy Corporation "PAEY", represented by Paul Marshall, has agreed that as an adjustment to the terms of the Merger between PAEY and Morgan Beaumont, 1,000,000 shares of common stock will be surrendered by the former PAEY shareholders to the original Morgan Beaumont shareholders. A copy of the agreement is attached hereto as Exhibit 1.1.2.

(c) Stock Pledge. Registrant and Paul Marshall also entered into an agreement pursuant to which Marshall will pledge to Registrant 2,400,000 shares of the Registrant's common stock as security for the performance of the Amended Promissory Note. A copy of the Stock Pledge and Escrow Agreement is attached hereto as Exhibit 1.1.3.

SECTION 2 - FINANCIAL INFORMATION
SECTION 3 - SECURITIES AND TRADING MARKETS
SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 ADDITIONS TO BOARD OF DIRECTORS; FORMATION OF COMPENSATION AND AUDIT COMMITTEES.

(a) Additions to Registrant's Board of Directors
    --------------------------------------------

Registrant has added two new outside directors since the completion of the merger between Pan American Energy Corporation and Morgan Beaumont, Inc. The board of directors now consists of outside directors, Mark Brewer, VL "Brother" Sandifer and Ben Bond and the inside directors, Ken Craig, Erik Jensen, Rod Braido and Cliff Wildes.

Ben Bond is a newly appointed, outside director and a member of the Compensation and Audit Committee.

VF "Brother" Sandifer is a newly appointed, outside director and a member of the Compensation and Audit Committee.

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SECTION 7 - REGULATION FD DISCLOSURE

ITEM 7.01 REGULATION FD DISCLOSURE.

Consummation of Common Stock Private Placement
----------------------------------------------

         The Registrant recently completed the private placement of an aggregate of 7,125,000 of shares of common stock (the "Shares) to certain accredited investors the "Purchasers"). The aggregate purchase price was U.S. $1,425,000 cash, which was retained in escrow until Monday, December 6, 2004. The transaction was consummated pursuant to a Securities Purchase Agreement by and among the Registrant and the Purchasers the "Purchase Agreement"). A copy of the Purchase Agreement is attached hereto as Exhibit 4.1. The net proceeds from the sale will be used for working capital. The Shares are restricted from transfer and may only be transferred in compliance with state and federal securities laws.

The investors received certain anti-dilution protection entitling the investors to price adjustments in the event the Registrant sells shares for an affective price of less than $0.20 per share within 1 year. Pursuant to the Purchase Agreement, from the date thereof until 12 months after the date when the registration statement to be filed pursuant to the Registration Rights Agreement (defined below) is first declared effective (the "Effective Date") by the Securities and Exchange Commission (the "SEC"), upon any financing by the Registrant of its Common Stock or common stock equivalents, each Purchaser will have certain rights to participate in subsequent financings. Notwithstanding the foregoing, any participation in future financing pursuant to the Purchase Agreement shall not apply to the issuance of shares of Common Stock or options to employees, officers or directors of the Registrant pursuant to any stock or option plan to key consultants or for purposes other than raising capital for Registrant.

The Purchase Agreement contains various representations, warranties and covenants of the parties customary for a transaction of this type. Registrant has agreed to indemnify the Purchasers against various liabilities.

Registrant entered into a Registration Rights Agreement effective November 30, 2004 (the "Registration Rights Agreement") with each Purchaser, and has agreed to file, within 45 calendar days of the date of the filing of Registrant's 10-KSB, a registration statement with the SEC, covering the resale of (i) the Shares and (ii) any shares of Common Stock issued or issuable upon a stock split, dividend or other distribution, recapitalization or similar event (together with the Shares , the "Registrable Securities") for an offering to be made on a continuous basis pursuant to Rule 415. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2. Registrant will use its reasonable best efforts to have the registration statement declared effective by the SEC as soon as practicable thereafter. Registrant and Purchasers each agreed with the other to indemnify the other for certain liabilities arising under the Securities Act. Pursuant to the Registration Rights Agreement and subject to certain other provisions therein, if the Registrant fails to timely perform or provide in accordance with its responsibilities under the Registration Rights Agreement and certain Securities Act provisions, then, in addition to any other rights the holder or holders of the Registrable Securities (the "Purchaser") may have pursuant to the Registration Rights Agreement or under applicable law: (x) on each such date when the Registrant has failed to timely perform or provide under the Registration Rights Agreement (an "Event Date"), Registrant shall pay to each Holder an amount in cash, as partial liquidated damages and not as a

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penalty, equal to 1.0% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement for any Registrable Securities then held by such Purchaser; and (y) on each monthly anniversary of each such Event Date (if the applicable event shall not have been cured by such date) until the applicable event is cured, Registrant shall pay to each Purchaser an amount in cash, equal to 1.5% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement for any Registrable Securities then held by such Purchaser. If Registrant fails to pay any partial liquidated damages pursuant to Section 2(b) of the Registration Rights Agreement as summarized above in full within seven days after the date payable, Registrant will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchaser, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms of the Registration Rights Agreement shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an event.

Pursuant to the Securities Agreement to be executed by each Investor, Registrant entered into an Escrow Agreement effective November 30, 2004 with Boyd & Chang, LLP in which each Investor has agreed they will, from time to time, deposit amounts with Boyd & Chang LLP (the "Escrow Funds"), and Boyd & Chang LLP agreed to hold the Escrow Funds in its general attorney client trust account established (the "Escrow Account"), and to administer the Escrow Funds in accordance with the terms of this Agreement. No interest will be earned on the Escrowed Funds. A copy of the Escrow Agreement is attached hereto as Exhibit 4.3.

Registrant's sales of Common Stock described in this Form 8-K were exempt from registration pursuant to Section 4(2) of the Securities Act, and pursuant to Rule 506 of Regulation D of the Securities Act. A Rule 506 exemption was available for these sales because Registrant sold only to accredited investors; Registrant did not solicit or advertise the sales; a restrictive legend was placed on each certificate issued describing the restrictions against resale; and a Form D will be filed with the SEC and in each state where the investors reside. Registrant paid no commission or fees other than legal and accounting fees, in association with the offer and sale of the Securities.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

(a) Employment Contracts
    --------------------

Registrant has renegotiated its Employment Agreements with its Chief Executive Officer Cliff Wildes and Kenneth Craig, its Chief Financial Officer.

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Cliff Wildes has agreed to enter into a three (3) year employment agreement pursuant to which he will receive an annual salary of $185,000 for the first year, $205,000 for the second year and $225,000 for the third year. Mr. Wildes will receive options to purchase 1,750,000 shares of common stock at $0.20 per share vested over a two year period, a $750 per month automobile reimbursement, a performance-based bonus and bonus upon sale of Registrant and certain medical and other benefits. Registrant will also issue Mr. Wildes 1,500,000 shares of common stock and a $35,000 cash payment in exchange for cancellation of benefits and protections set forth in his prior employment agreement.

Kenneth Craig has agreed to enter into a three (3) year employment agreement pursuant to which he will receive an annual salary of $165,000 for the first year, $180,000 for the second year and $195,000 for the third year. Mr. Craig will receive options to purchase 1,500,000 shares of common stock at $0.20 per share vested over a two year period, a $650 per month automobile reimbursement, a performance-based bonus and bonus upon sale of Registrant and certain medical and other benefits. Registrant will also issue Mr. Craig 1,000,000 shares of common stock and a $35,000 cash payment in exchange for cancellation of benefits and protections set forth in his prior employment agreement.

(b) Director's Compensation Program
    -------------------------------

The Registrant intends to adopt a directors' compensation plan to compensate its directors in cash and stock options.

(c) Employee Stock Program
    ----------------------

Registrant's board of directors is currently reviewing a stock option plan that provides for options to purchase up to 4,000,000 shares of common stock to be issued as qualified and nonqualified options.

(d) Consulting Agreements
     ---------------------

Consulting Agreement with Scott Christie
----------------------------------------

Registrant has entered into a Consulting Agreement with Scott Christie to advise Registrant on Financial business and investor matters. The Agreement is for a term of two (2) years, it is terminable by either party on 30 days notice and provides for Registrant to pay Scott Christie a monthly fee of $4,000 and issue 500,000 nonqualified stock options to Mr. Christie exercisable at $0.20 per share or a cashless basis, vesting 100,000 options immediately and 100,000 for each of the following four quarters. A copy of the Consulting Agreement is attached hereto as Exhibit 8.1.1.

Consulting Agreement with Andrew Neitlich
-----------------------------------------

Registrant has entered into a Consulting Agreement with Andrew Neitlich to advise Registrant on Financial business and investor matters. The Agreement is for a term of two (2) years, it is terminable by either party on 30 days notice and provides for Registrant to pay Andrew Neitlich a monthly fee of $2,000 and issue 240,000 nonqualified stock options to Mr. Neitlich exercisable at $0.20 per share or a cashless basis, vesting 40,000 options immediately and 40,000 for each of the following four quarters. A copy of the Consulting Agreement is attached hereto as Exhibit 8.1.2.

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(e) Agreement with Bentley Commerce
     -------------------------------

Registrant entered an agreement with Bentley Commerce Corp. to roll out Registrant's proprietary load software on Verifone 3750 equipment, bundled with Bentley Trade Cards and Morgan Beaumont Debit Cards to business members of Barter Exchange across the U.S. and Canada.

(f) Agreement with Transaction Management
     -------------------------------------

Registrant entered into an agreement with Transaction Management, LLC and Security Bank to provide Registrant's POS software and retail load locations to expand the national footprint of card loading technology to load cash on debit cards.

(g) Service Agreement with Merrick Bank
     -----------------------------------

Registrant entered into an agreement with Merrick Bank to issue Debit and Stored Value cards for use with Registrant's proprietary POS software and national cash loading network.

(h) Legal Proceedings
    -----------------

We had a Partial Settlement on the First National Bank of Central Texas case
----------------------------------------------------------------------------

Registrant has reached a settlement with certain parties in Registrant's lawsuit against First National Bank of Central Texas ("FNBCT") and named Fiscrip, LLC, TranSend, LLC, Superior Bank, Financial Services International, Inc. ("FSI"), Virtual Money, Inc. and Optimum Bay. FSI has never been served specific to that suit. The suit is captioned Morgan Beaumont, Inc. v. First National Bank of Central Texas, et al., Case No. 8:03-CV-2499-T-17MAP (Middle District of Florida). On October 22, 2004, Registrant reached a settlement in referenced lawsuit with two defendants, FSI and TranSend, pursuant to which FSI and TranSend will pay Registrant $10,000, forgive approximately $50,000 in notes and debt, grant Registrant a royalty free license to use its software and provide Registrant with 10,000 cards free of charge. FSI has also agreed to use Registrant's software to load cards. Registrant's action against First National Bank of Central Texas, the primary defendant is not settled and remains pending.

(i) Delays in Printing of Debit Cards
     ---------------------------------

Due to delays printing the debit cards issued by the Registrant and with the Holidays coming up, there is a possibility some orders may not ship on time in December. Debit cards which are delayed will be shipped in approximately January.

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(j) Press Releases
     --------------

On November 2, 2004, Registrant issued a Press Release announcing two new directors, Bend Bond and VL "Brother" Sandifer. A specimen of this press release is attached hereto as Exhibit 8.2.1.

On November 3, 2004, Registrant issued a Press Release announcing the rollout of load station and Merchant Terminal Program to business members of Barter Exchanges. A specimen of this press release is attached hereto as Exhibit 8.2.2.

On November 8, 2004 Registrant issued a Press Release announcing Morgan Beaumont, Inc., TranSend LLC and Financial Services International, Inc. reach agreement. A specimen of this press release is attached hereto as Exhibit 8.2.3.

On November 15, 2004 Registrant issued a Press Release announcing the licensing of card loading software and technology to Transaction Management, LLC and Security Bank, and the entering into strategic relationships. A specimen of this press release is attached hereto as Exhibit 8.2.4.

On November 22, 2004 Registrant issued a Press Release announcing the signing of service agreement with Merrick Bank. A specimen of this press release is attached hereto as Exhibit 8.2.5.

On November 29, 2004 Registrant issued a Press Release announcing the commencement rollout of over 250,000 Retail Load Locations with IPrePay Inc. A specimen of this release is attached hereto as Exhibit 8.2.6.

On December 2, 2004, Registrant issued a press release announcing its contract with Merrick Bank to issue Merrick Bank Debit and Stored Value Cards. A specimen of this release is attached hereto as Exhibit 8.2.7.

On December 7, 2004, Registrant issued a press release announcing the completion of a $1.4 Million Funding. A specimen of this release is attached hereto as
Exhibit 8.2.8.

SECTION 9 - FINANCIAL STATEMENTS

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Business to Be Acquired: N/A

(b) Pro Forma Financial Information: N/A

(c) Exhibits
    --------

Exhibits included or incorporated by reference herein are set forth in the
Exhibit Index.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

/s/ Clifford Wildes
---------------------------------
By: Clifford Wildes

Chief Executive Officer

Dated: December 7, 2004

                                  EXHIBIT INDEX

Exhibit                Description of Exhibit
-----------------      ---------------------------------------------------------

1.1.1.            Modified Promissory Note
1.1.2.            Partial Rescission and Modification Agreement
1.1.3.            Stock Pledge

4.1.              Securities Purchase Agreement dated November 30, 2004
4.2.              Registration Rights Agreement dated November 30, 2004
4.3.              Escrow Agreement dated November 20, 2004

8.1.1.            Consulting Agreement with Scott Christie dated October 1, 2004
8.1.2.            Consulting Agreement with Andrew Neitlich dated October 1,
                  2004

8.2.1.            Press Release dated November 2, 2004
8.2.2.            Press Release dated November 3, 2004
8.2.3.            Press Release dated November 8, 2004
8.2.4.            Press Release dated November 15, 2004
8.2.5.            Press Release dated November 22, 2004
8.2.6.            Press Release dated November 29, 2004
8.2.7.            Press Release dated December 2, 2004
8.2.8.            Press Release dated December 7, 2004

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